UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-10481

Cohen & Steers Quality Income Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers Quality Income Realty Fund at Net Asset Value[a]	–0.18%
Cohen & Steers Quality Income Realty Fund at Market Value[a]	–1.00%
FTSE Nareit Equity REIT Index[b]	1.02%
Blended Benchmark—80% FTSE Nareit Equity REIT Index/ 20% ICE BofAML REIT Preferred Securities Index[b]	0.93%
S&P 500 Index[b]	2.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit Equity REIT Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofAML REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Despite having one of their worst starts in years, REITs regained their footing to deliver a modestly positive total return for the first half of 2018. The group initially had a sharp decline amid an early-period spike in bond yields and concerns about fundamentals for retail and health care property landlords. REITs turned a corner in March as inflation remained generally benign and global economic momentum slowed, allowing bond yields to stabilize. Better-than-expected national retail sales data added to positive sentiment, as did visible real estate merger and acquisition activity. The turnaround occurred amid valuations that appeared attractive, based both on general discounts to REITs’ underlying net asset values and compared with earnings multiples for S&P 500 companies.

The deep discounts to property values sparked a wave of company acquisitions. Regional mall owner GGP endorsed a bid from Brookfield Property Partners, and an affiliate of Greystar Real Estate Partners announced that it would acquire student housing REIT Education Realty Trust (EDR) in a $4.6 billion privatization, at a 26% premium to EDR’s 90-day volume-weighted average share price. Prologis made a bid for its smaller industrial peer DCT Industrial Trust at a 15% premium. In the hotel sector, listed Pebblebrook and private Blackstone made competing offers to acquire LaSalle Hotel Properties.

REIT preferreds declined early in the period as rising interest rates and widening credit spreads impacted many low-coupon issues that came to market in late 2017. REIT preferreds later recovered, aided by healthy issuer fundamentals.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark based on both a NAV and market price basis. Data center REITs, which were strong performers in 2017, declined in the period. Stock selection in the sector detracted from performance. The Fund was overweight QTS Realty Trust, Class A shares, which fell sharply after the company announced it was exiting certain cloud computing and managed services markets. As of June 30, 2018, the Fund did not own QTS Realty Trust, Class A shares.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The industrial property sector outperformed in the period, supported by limited new supply and rising demand. An underweight and stock selection detracted from relative performance, in part as the Fund did not own DCT Industrial Trust, which rallied on the takeover bid from Prologis. Stock selection in the health care property sector also hindered relative performance, as did security selection among REIT preferred issues.

Contributors to relative performance included our decision not to own Colony NorthStar. The diversified REIT fell more than 40% on concerns about the company’s health care portfolio and its plans to move into new business segments.

Shopping center and regional mall REITs were among the poorer-performing sectors, although they recovered some of their initial losses as national retail sales appeared to stabilize, easing worries about store closings. An underweight in the shopping center sector helped performance. Stock selection in the office sector further contributed to the Fund’s relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2018.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2018.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

JASON YABLON

Portfolio Manager

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2018, leverage represented 24% of the Fund’s managed assets.

Through a combination of variable and fixed-rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed-rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	24%
% Fixed-Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	2.5%[a]
Weighted Average Term on Financing	3.2 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]

On February 24, 2015, the Fund amended its credit agreement to extend the fixed-rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The weighted average rate on financing does not include the three year extension for the 2021 and 2022 fixed-rate tranches and will increase as the extended fixed-rate tranches become effective. The weighted average term on financing includes the three year extension.

[b]	Data as of June 30, 2018. Information is subject to change.
[c]	See Note 6 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

June 30, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$93,453,201	5.0
Prologis	91,338,004	4.9
Equinix	86,434,543	4.6
UDR	64,894,159	3.5
Host Hotels & Resorts	59,736,568	3.2
Essex Property Trust	53,820,634	2.9
Crown Castle International Corp.	52,903,716	2.8
Digital Realty Trust	49,943,989	2.7
Sun Communities	46,459,819	2.5
Public Storage	45,992,008	2.4

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares	Value
COMMON STOCK	108.6%
COMMUNICATIONS—TOWERS	3.7%
Crown Castle International Corp.[a]		490,667	$52,903,716

REAL ESTATE	104.9%
DATA CENTERS	11.7%
CyrusOne[a,b]		522,183	30,474,600
Digital Realty Trust[a,b]		447,607	49,943,989
Equinix[a,b]		201,062	86,434,543

			166,853,132

DIVERSIFIED	1.1%
American Assets Trust[a]		216,013	8,271,138
BGP Holdings PLC (EUR) (Australia)[c,d]		3,927,678	—
JBG SMITH Properties[a,b]		204,084	7,442,943

			15,714,081

FREE STANDING	1.0%
Realty Income Corp.		258,330	13,895,571

HEALTH CARE	10.5%
Healthcare Trust of America, Class Aa,b		1,563,820	42,160,587
National Health Investors[a,b]		263,998	19,451,373
Physicians Realty Trust[a,b]		1,913,060	30,494,176
Sabra Health Care REIT		1,288,848	28,006,667
Ventas		267,486	15,233,328
Welltower		221,450	13,882,700

			149,228,831

HOTEL	8.2%
Host Hotels & Resorts[a,b]		2,835,148	59,736,568
Pebblebrook Hotel Trust		467,408	18,135,430
RLJ Lodging Trust		628,698	13,862,791
Sunstone Hotel Investors[a,b]		1,493,037	24,814,275

			116,549,064

INDUSTRIALS	6.4%
Prologis[a,b]		1,390,440	91,338,004

NET LEASE	5.4%
EPR Properties		277,518	17,980,391

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
Four Corners Property Trust		849,169	$20,915,033
Gaming and Leisure Properties		260,563	9,328,155
Spirit Realty Capital		1,768,120	14,198,004
VICI Properties		673,410	13,899,182

			76,320,765

OFFICE	16.3%
Alexandria Real Estate Equities[a,b]		261,207	32,956,487
Boston Properties[a,b]		294,272	36,907,594
Douglas Emmett[a,b]		828,297	33,280,974
Highwoods Properties		376,096	19,079,350
Hudson Pacific Properties[a,b]		661,759	23,446,121
Kilroy Realty Corp.[a,b]		604,585	45,730,810
SL Green Realty Corp.		97,580	9,809,717
Vornado Realty Trust[a,b]		408,169	30,171,853

			231,382,906

RESIDENTIAL	22.2%
APARTMENT	14.0%
Apartment Investment & Management Co., Class Aa		385,952	16,325,769
Equity Residential[a,b]		513,126	32,680,995
Essex Property Trust[a,b]		225,125	53,820,634
Mid-America Apartment Communities		317,616	31,974,403
UDR[a,b]		1,728,667	64,894,159

			199,695,960

MANUFACTURED HOME	3.3%
Sun Communities[a,b]		474,661	46,459,819

SINGLE FAMILY	3.1%
Invitation Homes[a]		1,919,622	44,266,483

STUDENT HOUSING	1.8%
American Campus Communities[a,b]		588,186	25,221,416

TOTAL RESIDENTIAL			315,643,678

SELF STORAGE	7.2%
Extra Space Storage[a,b]		373,901	37,319,059
Life Storage[a,b]		193,170	18,797,373
Public Storage[a,b]		202,733	45,992,008

			102,108,440

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	12.6%
COMMUNITY CENTER	5.2%
Brixmor Property Group[a,b]		1,475,993	$25,726,558
Regency Centers Corp.[a,b]		450,728	27,981,194
Weingarten Realty Investors[a]		645,991	19,902,983

			73,610,735

REGIONAL MALL	7.4%
GGP[a,b]		572,159	11,689,208
Simon Property Group[a,b]		549,111	93,453,201

			105,142,409

TOTAL SHOPPING CENTERS			178,753,144

SPECIALTY	2.3%
CoreCivic[a,b]		502,099	11,995,145
Lamar Advertising Co., Class A		313,287	21,400,635

			33,395,780

TOTAL REAL ESTATE			1,491,183,396

TOTAL COMMON STOCK (Identified cost—$1,088,095,345)			1,544,087,112

PREFERRED SECURITIES—$25 PAR VALUE	15.1%
BANKS	0.6%
GMAC Capital Trust I, 8.128%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Month US LIBOR + 5.785%)[e]		250,000	6,575,000
Huntington Bancshares, 6.25%, Series Df		75,432	1,970,284

			8,545,284

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
KKR & Co. LP, 6.75%, Series Af		120,000	3,225,600

REAL ESTATE	14.3%
DIVERSIFIED	4.5%
Colony Capital, 8.25%, Series Bf		45,025	1,143,635
Colony Capital, 8.75%, Series Ef		172,107	4,464,456
Colony Capital, 7.15%, Series If		110,684	2,562,335
Colony Capital, 7.125%, Series Jf		36,977	859,715
Colony NorthStar, 8.50%, Series Df		156,097	3,944,571

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
EPR Properties, 9.00%, Series E (Convertible)[a,f]		231,000	$8,066,520
EPR Properties, 5.75%, Series Gf		142,159	3,326,521
Investors Real Estate Trust, 6.625%, Series Cf		98,959	2,408,662
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,f]		76,395	3,752,904
National Retail Properties, 5.70%, Series Ef		194,615	4,785,583
National Retail Properties, 5.20%, Series Ff		48,717	1,134,132
Urstadt Biddle Properties, 6.75%, Series Gf		50,000	1,259,500
Urstadt Biddle Properties, 6.25%, Series Hf		122,556	3,060,223
VEREIT, 6.70%, Series Fa,b,f		710,890	17,857,557
Wells Fargo Real Estate Investment Corp., 6.375%, Series Af		207,537	5,375,208

			64,001,522

HOTEL	2.4%
Ashford Hospitality Trust, 7.375%, Series Ff		216,000	5,105,160
Ashford Hospitality Trust, 7.50%, Series Hf		100,000	2,397,000
Ashford Hospitality Trust, 7.50%, Series If		165,000	3,905,550
LaSalle Hotel Properties, 6.30%, Series Jf		134,000	3,316,500
Pebblebrook Hotel Trust, 6.50%, Series Cf		160,000	4,080,000
Summit Hotel Properties, 6.45%, Series Df		123,000	2,977,830
Summit Hotel Properties, 6.25%, Series Ef		185,000	4,466,825
Sunstone Hotel Investors, 6.95%, Series Ef		180,000	4,573,800
Sunstone Hotel Investors, 6.45%, Series Ff		127,100	3,205,462

			34,028,127

INDUSTRIALS	1.3%
Monmouth Real Estate Investment Corp., 6.125%, Series Cf		200,000	4,800,000
PS Business Parks, 5.75%, Series Ua,b,f		217,978	5,499,585
PS Business Parks, 5.70%, Series Vf		120,000	3,010,800
Rexford Industrial Realty, 5.875%, Series Af		85,500	2,074,230
STAG Industrial, 6.875%, Series Cf		120,000	3,080,400

			18,465,015

MANUFACTURED HOME	0.1%
UMH Properties, 6.75%, Series Cf		69,845	1,771,968

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
NET LEASE	0.4%
Gladstone Commercial Corp., 7.00%, Series Df		20,000	$509,600
Spirit Realty Capital, 6.00%, Series Af		199,071	4,628,401

			5,138,001

OFFICE	0.5%
SL Green Realty Corp., 6.50%, Series If		197,446	4,983,537
Vornado Realty Trust, 5.70%, Series Kf		86,024	2,185,009

			7,168,546

RESIDENTIAL	1.4%
APARTMENT	0.7%
Apartment Investment & Management Co., 6.875%[a,b,f]		204,000	5,232,600
Blue Rock Residential Growth REIT, 8.25%, Series Af		157,100	3,968,974

			9,201,574

SINGLE FAMILY	0.7%
American Homes 4 Rent, 6.50%, Series Df		201,340	5,103,969
American Homes 4 Rent, 6.35%, Series Ef		197,900	4,973,227

			10,077,196

TOTAL RESIDENTIAL			19,278,770

SELF STORAGE	0.2%
National Storage Affiliates Trust, 6.00%, Series Af		120,000	2,950,200

SHOPPING CENTERS	2.5%
COMMUNITY CENTER	1.4%
Cedar Realty Trust, 7.25%, Series Ba,f		46,078	1,074,539
DDR Corp., 6.375%, Series Af		172,703	4,248,494
DDR Corp., 6.50%, Series Ja,f		423,900	10,165,122
Saul Centers, 6.875%, Series Cf		69,840	1,742,508
Saul Centers, 6.125%, Series Df		101,300	2,326,861

			19,557,524

REGIONAL MALL	1.1%
GGP, 6.375%, Series Af		231,468	5,555,232
Pennsylvania REIT, 7.20%, Series Cf		158,825	3,618,034

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares		Value
Pennsylvania REIT, 6.875%, Series Df		120,000		$2,658,000
Taubman Centers, 6.25%, Series Kf		187,582		4,642,654

				16,473,920

TOTAL SHOPPING CENTERS				36,031,444

SPECIALTY	1.0%
Digital Realty Trust, 6.625%, Series Cf		179,137		4,729,217
Digital Realty Trust, 6.35%, Series If		234,000		6,069,960
QTS Realty Trust, 7.125%, Series Af		115,975		2,984,036

				13,783,213

TOTAL REAL ESTATE				202,616,806

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$207,234,094)				214,387,690

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	7.1%
BANKS	1.2%
Bank of America Corp., 6.30% to 3/10/26, Series DDa,f,g		$5,000,000		5,293,750
Farm Credit Bank of Texas, 10.00%, Series Ia,f		6,000	†	6,855,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sf,g		4,500,000		4,899,375

				17,048,125

BANKS—FOREIGN	2.7%
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[f,g,h,i]		2,000,000		2,092,500
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[f,g,h,i]		2,000,000		2,122,500
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[f,g,h,i]		2,891,000		2,991,925
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[f,g,i,j]		3,000,000		3,070,950
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[h]		4,000,000		4,999,888
HBOS Capital Funding LP, 6.85% (United Kingdom)[f,j]		2,600,000		2,631,031
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)[f,g,i]		2,000,000		1,965,000
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[f,g,i]		4,000,000		4,072,000

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[f,g]		$4,000,000		$5,030,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[f,g],i		4,300,000		4,580,575
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[f,g,h,i]		1,000,000		918,750
UBS Group AG, 7.125% to 2/19/20 (Switzerland)[f,g,i,j]		4,200,000		4,321,048

				38,796,167

COMMUNICATIONS	0.6%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)[a]		7,700	†	8,272,319

INSURANCE	0.6%
LIFE/HEALTH INSURANCE—FOREIGN	0.3%
La Mondiale Vie, 7.625% to 4/23/19 (France)[f,g,j]		3,750,000		3,839,250

PROPERTY CASUALTY—FOREIGN	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[g,j]		4,052,000		4,163,430

TOTAL INSURANCE				8,002,680

REAL ESTATE	1.6%
DIVERSIFIED	0.2%
EPR Properties, 4.95%, due 4/15/28		2,900,000		2,842,685

FINANCE	0.7%
AT Securities BV, 5.25% to 7/21/23 (Netherlands)[f,g,j]		7,500,000		6,890,025
CyrusOne LP/CyrusOne Finance Corp., 5.00%, due 3/15/24		2,000,000		2,005,000
CyrusOne LP/CyrusOne Finance Corp., 5.375%, due 3/15/27		1,400,000		1,393,000

				10,288,025

OFFICE	0.1%
Alexandria Real Estate Equities, 4.70%, due 7/1/30		1,350,000		1,366,308

SPECIALTY	0.6%
Equinix, 5.375%, due 5/15/27		3,000,000		3,000,000

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value
QTS Realty Trust, 6.50%, Series Bf		50,000	†	$5,025,500

				8,025,500

TOTAL REAL ESTATE				22,522,518

UTILITIES	0.4%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[g,h]		$5,250,000		5,860,312

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$92,910,431)				100,502,121

		Number of Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[k]		14,370,268		14,370,268

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,370,268)				14,370,268

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,402,610,138)	131.8%			1,873,347,191
LIABILITIES IN EXCESS OF OTHER ASSETS	(31.8)			(452,409,564)

NET ASSETS (Equivalent to $13.02 per share based on 109,161,402 shares of common stock outstanding)	100.0%			$1,420,937,627

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $940,635,766 in aggregate has been pledged as collateral.
[b]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $423,462,322 in aggregate has been rehypothecated.
[c]	Security value is determined based on significant unobservable inputs (Level 3).
[d]	Non-income producing security.
[e]	Variable rate. Rate shown is in effect at June 30, 2018.
[f]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[g]	Security converts to floating rate after the indicated fixed-rate coupon period.
[h]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $18,985,875, which represents 1.3% of the net assets of the Fund, of which 0.0% are illiquid.

[i]

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $26,135,248, which represents 1.8% of the net assets of the Fund (1.2% of the managed assets of the Fund).

[j]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $24,915,734, which represents 1.8% of the net assets of the Fund, of which 0.0% are illiquid.

[k]	Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,402,610,138)	$1,873,347,191
Receivable for:
Dividends and interest	8,252,471
Investment securities sold	1,317,285
Other assets	67,539

Total Assets	1,882,984,486

LIABILITIES:
Payable for:
Credit agreement	460,000,000
Investment management fees	1,292,076
Dividends and distributions declared	418,396
Interest expense	95,982
Administration fees	91,205
Directors’ fees	1,519
Other liabilities	147,681

Total Liabilities	462,046,859

NET ASSETS	$1,420,937,627

NET ASSETS consist of:
Paid-in capital	$927,715,106
Dividends in excess of net investment income	(29,496,732)
Accumulated undistributed net realized gain	51,982,200
Net unrealized appreciation	470,737,053

$1,420,937,627

NET ASSET VALUE PER SHARE:
($1,420,937,627 ÷ 109,161,402 shares outstanding)	$13.02

MARKET PRICE PER SHARE	$12.02

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(7.68)%

[a]	Includes $940,635,766 pledged, of which $423,462,322 has been re-hypothecated in connection with the Fund’s credit agreement, as described in Note 6.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income	$28,590,737
Interest income	2,469,532
Rehypothecation income	48,561

Total Investment Income	31,108,830

Expenses:
Investment management fees	7,613,144
Interest expense	5,694,687
Administration fees	621,687
Shareholder reporting expenses	312,960
Custodian fees and expenses	55,739
Professional fees	42,383
Directors’ fees and expenses	40,348
Transfer agent fees and expenses	14,226
Miscellaneous	90,626

Total Expenses	14,485,800

Net Investment Income (Loss)	16,623,030

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	16,168,302
Written option contracts	(1,819,542)

Net realized gain (loss)	14,348,760

Net change in unrealized appreciation (depreciation) on investments in securities	(41,562,023)

Net Realized and Unrealized Gain (Loss)	(27,213,263)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,590,233)

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$16,623,030	$35,485,135
Net realized gain (loss)	14,348,760	53,324,057
Net change in unrealized appreciation (depreciation)	(41,562,023)	34,630,115

Net increase (decrease) in net assets resulting from operations	(10,590,233)	123,439,307

Dividends and Distributions to Shareholders from:
Net investment income	(52,397,473)	(34,817,682)
Net realized gain	—	(69,977,264)

Total dividends and distributions to shareholders	(52,397,473)	(104,794,946)

Total increase (decrease) in net assets	(62,987,706)	18,644,361
Net Assets:
Beginning of period	1,483,925,333	1,465,280,972

End of period[a]	$1,420,937,627	$1,483,925,333

[a]	Includes dividends in excess of net investment income of $29,496,732 and accumulated undistributed net investment income of $6,277,711, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2018 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(10,590,233)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(211,638,744)
Proceeds from sales and maturities of long-term investments	242,984,387
Net purchases, sales and maturities of short-term investments	4,256,184
Net amortization of premium on investments in securities	133,809
Net decrease in dividends and interest receivable and other assets	2,140,299
Net decrease in interest expense payable, accrued expenses and other liabilities	(265,101)
Net change in unrealized depreciation on investments in securities	41,562,023
Net realized gain on investments in securities	(16,168,302)

Cash provided by operating activities	52,414,322

Cash Flows from Financing Activities:
Dividends and distributions paid	(52,414,322)

Increase (decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2018, interest paid was $5,722,650.

During the six months ended June 30, 2018, as part of exchange offers from two of the Fund’s investments, the Fund received shares of new securities valued at $6,279,330.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.59	$13.42	$13.46	$13.54	$10.53	$10.91

Income (loss) from investment operations:

Net investment income (loss)[a]	0.15	0.33	0.36	0.29	0.31	0.25

Net realized and unrealized gain (loss)	(0.24)	0.80	0.56 [b]	0.58	3.46	0.08 [c]

Total from investment operations	(0.09)	1.13	0.92	0.87	3.77	0.33

Less dividends and distributions to shareholders from:

Net investment income	(0.48)	(0.32)	(0.35)	(0.28)	(0.30)	(0.26)

Net realized gain	—	(0.64)	(0.61)	(0.68)	(0.46)	(0.46)

Total dividends and distributions to shareholders	(0.48)	(0.96)	(0.96)	(0.96)	(0.76)	(0.72)

Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	—	0.00 [d]

Anti-dilutive effect from the repurchase of shares	—	—	—	0.01	—	0.01

Net increase (decrease) in net asset value	(0.57)	0.17	(0.04)	(0.08)	3.01	(0.38)

Net asset value, end of period	$13.02	$13.59	$13.42	$13.46	$13.54	$10.53

Market value, end of period	$12.02	$12.65	$12.21	$12.22	$12.19	$9.48

Total net asset value return[e]	–0.18%[f]	9.18%	7.41%[b]	7.88%	37.57%	3.31%[c]

Total market value return[e]	–1.00%[f]	11.69%	7.64%	8.79%	37.57%	–0.13%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,420.9	$1,483.9	$1,465.3	$1,469.1	$1,484.8	$1,154.1

Ratios to average daily net assets:

Expenses	2.17%[g]	1.88%	1.81%	1.83%	1.89%	2.00%

Expenses (excluding interest expense)	1.32%[g]	1.25%	1.22%	1.24%	1.25%	1.31%

Net investment income (loss)	2.49%[g]	2.40%	2.60%	2.18%	2.50%	2.18%

Ratio of expenses to average daily managed assets[h]	1.62%[g]	1.43%	1.38%	1.39%	1.41%	1.46%

Portfolio turnover rate	12%[f]	25%	33%	35%	48%	56%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Credit Agreement	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
		2017	2016	2015	2014	2013
Asset coverage ratio for credit agreement	409%	423%	419%	419%	423%	351%

Asset coverage per $1,000 for credit agreement	$4,089	$4,226	$4,185	$4,194	$4,228	$3,509

[a]	Calculation based on average shares outstanding.
[b]

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.55 and the total return on an net asset value basis would have been 7.33%.

[c]

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.07 and the total return on an NAV basis would have been 3.25%.

[d]	Amount is less than $0.005.
[e]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[f]	Not annualized.
[g]	Annualized.
[h]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2018, there were $32,723,951 of securities transferred from Level 1 to Level 2 which resulted from a change in the use of a quoted price to a mean price/evaluated mean price, supplied by an independent pricing service, for certain securities; and there were $6,236,930 of securities transferred from Level 2 to Level 1 which resulted from a change in the use of a mean price, supplied by an independent pricing service, to a quoted price, for certain securities.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Diversified	$15,714,081	$15,714,081	$—	$—	[a]
Other Industries	1,528,373,031	1,528,373,031	—	—
Preferred Securities—
$25 Par Value:
Real Estate—Hotel	34,028,127	24,456,142	9,571,985	—
Real Estate—Diversified	64,001,522	49,121,875	14,879,647	—
Other Industries	116,358,041	116,358,041	—	—
Preferred Securities—
Capital Securities:
Specialty	8,025,500	5,025,500	3,000,000	—
Other Industries	92,476,621	—	92,476,621	—
Short-Term Investments	14,370,268	—	14,370,268	—

Total Investments In Securities[b]	$1,873,347,191	$1,739,048,670	$134,298,521	$—

[a]	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0 by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2018, the Fund did not have any option contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the SEC. The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2018, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain and return of capital upon the final determination of the Fund’s taxable income after December 31, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $537,398 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $10,664 for the six months ended June 30, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for six months ended June 30, 2018, totaled $211,638,744 and $236,793,670, respectively.

Note 4. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,402,610,138

Gross unrealized appreciation on investments	$486,916,621
Gross unrealized depreciation on investments	(16,179,568)

Net unrealized appreciation (depreciation) on investments	$470,737,053

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 5, 2017, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2018, through the fiscal year ended December 31, 2018.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $460,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On February 24, 2015, the Fund amended its credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed-rate tranches, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The new rates will increase and become effective as the extended fixed-rate tranches become effective. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of June 30, 2018, the Fund had outstanding borrowings of $460,000,000 at a weighted average rate of 2.5%. During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $460,000,000 at a weighted average borrowing cost of 2.5%.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

U.S. Tax Reform Risk: On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (Tax Reform) was enacted, making significant changes to the United States income tax rules applicable to both individuals and entities, including the Fund and its shareholders. Starting for the calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are “qualified REIT dividends.” This deduction is currently not available in respect of such amounts paid by a REIT to the Fund, and distributed by the Fund to its shareholders. As a result, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT. In addition, the Tax Reform generally limits a corporation’s deduction for net business interest expense to 30 percent of a corporation’s adjusted taxable income. The application of these interest limitations to the Fund are unclear and could result in higher investment company taxable income to the Fund.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (UK) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. New Accounting Guidance

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2018. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	101,589,924.314	2,238,576.952
Jane F. Magpiong	101,681,032.477	2,147,468.789
Robert H. Steers	101,763,585.833	2,064,915.433
C. Edward Ward, Jr.	101,412,158.233	2,088,884.190

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2018) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (2/28/02)	One Year	Five Years	Ten Years	Since Inception (2/28/02)
3.42%	10.97%	8.32%	9.63%	3.29%	9.30%	6.44%	8.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2019, by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant broad-based and a relevant blended benchmark. The Board of Directors considered that the Fund outperformed the Peer Funds’ medians for the three-, five- and ten-year periods ended March 31, 2018, ranking first out of four peers for each period. The Board of Directors also considered that the Fund underperformed the Peer Funds’ median for the one-year period ended March 31, 2018, ranking third out of four peers. The Board of Directors noted that the Fund outperformed the broad-based benchmark for the one-, three- and five-year periods and underperformed the broad-based benchmark for the ten-year period ended March 31, 2018. The Board of Directors also noted that the Fund outperformed the blended benchmark for the three- and five-year periods, underperformed the blended benchmark for the one-year period and underperformed the blended benchmark for the ten-year period ended March 31, 2018. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of factors affecting performance and the Investment Manager’s performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted the Fund’s actual management fee at managed asset levels was higher than the Peer Funds’ median, ranking fourth out of four peers. The Board of Directors also noted that the Fund’s actual management fee at common asset levels was lower than the Peer Funds’ median, ranking second out of four peers. The Board of Directors noted that the Fund’s total expense ratio including and excluding investment-related expenses at managed and common asset levels were lower than the Peer Funds’ medians, ranking second out of four peers for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. The Board of Directors concluded that, in light of market conditions, the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were not significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Thomas N. Bohjalian

Vice President

William F. Scapell

Vice President

Jason Yablon

Vice President

Yigal D. Jhirad

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RQI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Semiannual June 30, 2018

Cohen & Steers

Quality Income

Realty Fund

RQISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2017, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$636,980
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$541,433
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$541,433
Net income from securities lending activities	$95,547

(b)	During the registrant’s most recent fiscal year ended December 31, 2017, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c)

Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act & Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ Adam Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: September 6, 2018